EXHIBIT 10.8

 LEASE

To

CTI Industries Corporation

800 North Church Street

Lake Zurich, IL 60047

September 19, 2012

REFERENCE PAGE OF LEASE

DATE OF LEASE:	September 19, 2012
BUILDING:	as shown on Exhibit “A”

LESSOR:	Schultz Bros. Co.

LESSOR’S ADDRESS:	815 Oakwood Road Unit I
Lake Zurich, IL 60047

LESSOR’S PHONE:	(847)438-3900
LESSOR’S FAX:	(847)438-3987
LESSOR’S CONTACT:	M. C. Schultz

LESSEE:	CTI Industries

LESSEE'S ADDRESS:	22160 N. Pepper Road
Lake Barrington Illinois 60010

LESSEE’S PHONE:	(847)382-1000
LESSEE’S FAX:	(847-382-1219)
LESSEE’S E-MAIL ADDRESS	smerrick@ctiindustries.com
LESSEE’S CONTACT:	Stephen M. Merricks

PREMISES:	800 North Church Street
Lake Zurich, IL 60047
TERM OF LEASE:
Occupancy Date:	10/15/12
Commencement Date:	11/01/12
Termination Date:	02/28/17
RENT:
Minimum Annual Rent:	11/01/12 - 02/28/13	$ 00,000.00
	03/01/13 - 10/31/13	$200,000.00
	11/01/13 - 10/31/14	$332,500.00
	11/01/14 - 10/31/15	$365,000.00
	11/01/15 - 10/31/16	$397,500.00
	11/01/16 - 02/28/17	$143,333.33
OPTION PERIOD:
Minimum Annual Rent:	03/01/17 - 02/28/18	$450,000.00
	03/01/18 - 02/28/19	$475,000.00
	03/01/19 - 02//29/20	$500,000.00

SECURITY DEPOSIT:	$50,000.00

PERMITTED USE:	SIC# 2673 Manufacturing plastics, foil, and coated paper bags
SIC# 3081 Manufacturing unsupported plastics film and sheet
SIC# 5199 Wholesale nondurable goods. not elsewhere classified

EXHIBITS TO LEASE:	Exhibit “A” (Site Plan)
Exhibit “B” (Estoppel Certificate)
Exhibit "C" (Lessor's Work)
SQUARE FEET:
Leased Premises	116,925 sq. ft.
Premises	116,925 sq. ft.
Prorata Share	100.00%

REAL ESTATE BROKER:	Van Vlissingen & Co. / CTK Chicago Partners

Agreement of Lease made this 19th day of September, 2012 by and between SCHULTZ BROS. CO. licensed and authorized to do business in Illinois hereinafter called "Lessor" and CTI INDUTRIES CORPORATION, licensed and authorized to do business in Illinois hereinafter called "Lessee", WITNESSETH:

Lessor, in consideration of the rents and covenants hereinafter set forth, hereby leases to Lessee, and Lessee hereby leases from Lessor, the property, outlined in red on Exhibit "A" attached hereto and incorporated herein, commonly known as 800 North Church Street, in the City of Lake Zurich, County of Lake, State of Illinois, which is hereinafter referred to as the "Premises".

TO HAVE AND TO HOLD the Premises unto the Lessee for a term which shall begin on the "Occupancy Date" as shown on the Reference Page and hereinafter defined, and shall continue for a period of four (4) years and Four (4) months following the "Commencement Date" as shown on the reference page, on the following terms and conditions:

RENTAL ARTICLE I.

Lessee agrees to pay Lessor, Schultz Bros. Co. , 815 Oakwood Road Unit I, Lake Zurich, IL 60047, or such other place as Lessor may from time to time designate, rental for the Premises as follows:

Lessee agrees for the period of 11/01/12 to 02/28/13 if all the other terms and conditions of this lease are met the guaranteed and “fixed minimum annual rent” shall abate.

Lessee agrees for the period of 03/01/13 to 10/31/13 to pay a guaranteed and “fixed minimum annual rent” of two hundred thousand dollars and no cents ($200,000.00) for each eight (8) month period payable in advance in successive monthly installments of twenty-five thousand dollars and no cents ($25,000.00) each, on or before the first day of each consecutive calendar month during said period.

Lessee agrees for the period of 11/01/13 to 10/31/14 to pay a guaranteed and “fixed minimum annual rent” of three hundred thirty-two thousand five hundred dollars and no cents ($332,500.00) for each twelve (12) month period payable in advance in successive monthly installments of twenty-seven thousand seven hundred eight dollars and thirty- three cents ($27,708.33) each, on or before the first day of each consecutive calendar month during said period.

Lessee agrees for the period of 11/01/14 to 10/31/15 to pay a guaranteed and “fixed minimum annual rent” of three hundred sixty-five thousand dollars and no cents ($365,000.00) for each twelve (12) month period payable in advance in successive monthly installments of thirty thousand four hundred sixteen dollars and sixty - seven cents ($30,416.67) each, on or before the first day of each consecutive calendar month during said period.

Lessee agrees for the period of 11/01/15 to 10/31/16 to pay a guaranteed and “fixed minimum annual rent” of three hundred ninety - seven thousand five hundred dollars and no cents ($397,500.00) for each twelve (12) month period payable in advance in successive monthly installments of thirty - three thousand one hundred twenty - five dollars and no cents ($33,125.00) each, on or before the first day of each consecutive calendar month during said period.

Lessee agrees for the period of 11/01/16 to 02/28/17 to pay a guaranteed and “fixed minimum annual rent” of one hundred forty - three thousand three hundred thirty - three dollars and thirty - three cents ($143,333.33) payable in advance in four (4) successive monthly installments of thirty - five thousand eight hundred thirty - three dollars and thirty - three cents ($35,833.33) each, on or before the first day of each consecutive calendar month during said period.

The term "Lease Year" shall mean a period of twelve consecutive calendar months, the first of which Lease Years shall commence on the Commencement Date. The words "Occupancy Date" whenever used in this Lease shall be deemed to refer to the date as shown on the reference page of this Lease at which time the terms of this Lease shall become effective except as set forth below. The words "Commencement Date" whenever used in this Lease shall be deemed to refer to the date as shown on the reference page of this Lease as the commencement of minimum rent being due and owing.

Any and all sums due Lessor by the terms of this Lease shall be deemed as “rent” and shall be paid without any setoff or deduction for any reason whatsoever.

Rent for any period less than one month shall be prorated on the basis of a thirty (30) day month.

Lessee shall pay a penalty of ten dollars ($10.00) per day from the date when the same is first due, on each and every installment of rent which shall not be paid when due under the terms of this Lease or if a check for same is returned. Until the same has been paid including penalty, all shall constitute “rent” due hereunder.

All rent shall be paid without any setoff or deduction for any reason whatsoever.

USE ARTICLE II.

The Premises shall be used and occupied by Lessee for the permitted use shown on the reference page of this lease and for no other purpose. The permitted use is sometimes referred to herein as a “use or Lessee’s use”. Lessee's use and occupancy shall be in compliance with all applicable laws, ordinances, rules, and government regulations. Lessee shall not store, display, distribute or sell any alcohol, liquors or intoxicating beverages without first receiving Lessor’s written consent at its sole discretion.

Lessee at its sole cost shall procure any and all licenses, permits and the like and maintain same in good standing, as may be required for Lessee to lawfully conduct its business and occupy the Premises according to any and all applicable laws, rules, regulations and/or ordinances.

Lessee covenants not to do or suffer any waste or damage, disfigurement or injury to any improvements now or hereafter forming a part of the Premises and indemnifies and holds Lessor harmless from any and all costs, fees including but not limited to reasonable attorneys fees and/or expenses associated with same. Lessee shall, during the entire term, continuously use the Premises for the purpose stated in this Lease carrying on therein Lessee’s business undertaking in a reputable manner, diligently and energetically.

CONDITION ON POSSESSION ARTICLE III.

Lessor agrees to provide Lessee with the Premises in an “as is” condition.

Lessee has examined and knows the condition of the Premises and has received the same in good order and repair, and acknowledges that Lessee is accepting same in “as is” condition, and no agreements or promises to decorate, alter, repair or improve the Premises, have been made by Lessor or its agent(s) if any, prior to or at the execution of this Lease, that are not herein expressed in Exhibit "C" Lessor's Work attached hereto and made a part hereof.

Lessee agrees that on or before taking possession of the Premises it will comply with all the terms and conditions of this Lease and Lessee’s obligation for Real Estate Tax Reimbursement and Proof of Insurance shall begin as of the Occupancy Date. Lessor reserves the right to withhold Lessee’s right to occupancy if any or all conditions required of Lessee prior to or after its occupancy are not timely met without changing the dates, terms, conditions and/or obligations of this Lease.

CERTIFICATE OF ESTOPPEL ARTICLE IV.

Lessor and Lessee agree at the commencement of the term hereof, and thereafter, at any time during the term hereof, upon notice as defined herein, to execute, acknowledge and deliver the certificate of estoppel attached hereto as Exhibit “B” within five (5) days of such notice without charge or fee.

TAXES ARTICLE V.

As of and following the Commencement Date. Lessee shall pay, in advance of the first month and each month thereafter, as additional rent, an amount equal to one-twelfth (1/12) of Lessor's estimation of real property taxes, assessments, and similar charges, " impositions" which may be levied or assessed by taxing authorities against the land and building and all other improvements (hereinafter collectively called "taxes") against the Premises. If the actual taxes and impositions exceed the sum already paid by Lessee, Lessee shall pay the excess to Lessor within (30) days after receipt of an invoice therefore and documentation of the actual amount paid by Lessor. If the actual taxes and impositions are less than that already paid by Lessee, Lessor shall, at Lessee's option, credit the difference to future payments of taxes and impositions owed by Lessee hereunder or refund it to Lessee.

If at any time during the Term of this Lease the method of taxation prevailing at the commencement of the Term hereof shall be altered so that any new tax, assessment, levy, imposition, or charge, or any part thereof, shall be measured by or be based in whole or. in part upon the Lease or Premises, or the rent, additional rent or other income therefrom and shall be imposed upon the Lessor, then all such taxes, assessments, levies, impositions or charges, or the part thereof, to the extent that they are so measured or based, shall be deemed to be included within the term impositions for the purposes hereof, to the extent that such impositions would be payable if the Premises were the only property of Lessor subject to such impositions. There shall be excluded from impositions all federal, state, and local income taxes, federal excess profit taxes, franchise, capital stock and federal or state estate or inheritance taxes of Lessor.

LANDSCAPING ARTICLE VI.

The parking areas, drives, walkways and landscaped areas (all the foregoing being hereinafter referred to as "Landscaping"), shall be available to Lessee and its employees, customers and invitees, subject to the following:

Lessee shall not make any alterations or additions to the Landscaping without first procuring Lessor’s written consent, which in Lessor’s sole discretion may be withheld. All work and/or alterations shall fully comply with all applicable laws, ordinances, rules and regulations as well as drawings submitted to and approved by Lessor and shall be performed in a good and workmanlike manner.

As of and following the Occupancy Date. Lessee shall maintain the Landscaping in a good, clean, orderly and workmanlike first class manner using new materials and or healthy plantings of first rate quality (as applicable) and cause all driveways and sidewalks to be snow plowed and kept free of debris and snow and ice. All costs incurred in the operation and maintenance of all Landscaping, including, without limiting the generality of the foregoing; the cost of lighting, cleaning, security, removing snow and ice, maintenance, care and replacement of trees, shrubbery, policing, repairing, and insuring Lessee, and Lessee's agents and employees for activities relating to the Leased Premises and Landscaping shall be at Lessee’s sole cost and expense.

If Lessee fails to comply with the terms of this provision, Lessor may, after thirty (30) days written notice, undertake the maintenance and charge Lessee the costs thereof plus an additional 10% for the management of such maintenance and upkeep, repairs and replacements.

UTILITIES ARTICLE VII.

As of and following the Occupancy Date. Lessee shall pay for all utility services used by Lessee including but not limited to heat, gas, water, sewer, electricity, data lines and telephone used in the Premises, said services are hereinafter referred to as "utilities". Lessee shall at all times keep the Premises at a temperature sufficiently high to prevent the freezing of water in pipes and fixtures. Lessee shall pay directly any sums which are due to any utility company or governmental body furnishing utilities to the Premises, throughout the term of this Lease. Lessee shall indemnify Lessor and save it harmless against any costs, liability or damages on such account.

CARE AND MAINTENANCE OF THE PREMISES ARTICLE VIII.

Lessee covenants not to perform any acts which may suffer any waste, damage, disfigure, injure any improvements now or hereinafter forming a part of the Premises, or any invitees, or persons at, in or around, the Premises, or be a nuisance or menace to nearby businesses and/or neighboring property owners. Lessee shall keep the Premises, including the roof, sidewalks, parking areas, drives, service and delivery areas of the Premises, clean and free from rubbish, dirt, ice and snow at all times, keeping the Premises in a good clean and healthy condition and free from any and all refuse discharged by Lessee in the operation of its business and store all trash and garbage as directed by Lessor and/or applicable governmental statute, code, rule, or regulation and arrange for the regular removal thereof at Lessee’s cost.

Lessee at all times during the term of this Lease shall have and keep in force a maintenance contract (in form and with a contractor reasonably satisfactory to Lessor) providing for inspection and necessary repairs at least once each six months of the heating, air conditioning and ventilating equipment. The inspection shall include a check of the performance of major components, lubricating moving parts, check of refrigerant charges, inspect for oil and refrigerant leaks, check operating and safety controls, check pressures and temperatures, inspect condensers, inspect fans, motors and starters, check electrical connections amperages, and voltages, check belts and drives and change oil, filters, or dryers. Said contract shall not be cancelable by either contractor and/or Lessee without a prior thirty (30) day written notice to Lessor.

Lessee at all times during the term of this Lease shall have and keep in force a maintenance contract (in form and with a contractor reasonably satisfactory to Lessor) providing for inspection and necessary repairs, not less than once each six months , of the sprinkler " fire suppression" systems. keeping the fire suppression systems in good working order, code, regulation and ordinance compliant. Lessee shall provide any and all required inspection and performance reports to the Insurance company and or governmental agency requiring same with copies to Lessor. Said contract shall not be cancelable by either contractor and/or Lessee without a prior thirty (30) day written notice to Lessor.

Lessee shall not burn any trash or garbage nor shall Lessee dispose of and/or store any toxic and/or hazardous materials in, on, or about the Premises. Lessee shall not obstruct the sidewalks, fire lanes or areaways of the Premises.

The Lessee at its sole cost and expense shall regularly clean all waste, and garbage from the Premises which shall be thrown away in receptacles appropriate for the handling of such refuse and the Lessee shall keep the Premises in a good clean and healthy condition and free from any and all refuse discharged by Lessee in the operation of its business.

REPAIRS ARTICLE IX.

Lessee shall at all times, at its own cost and expense, keep the Premises, including, but not limited to, all interior and/or exterior, nonstructural, plumbing, electrical, building fixtures, walls, ceilings, floors, lighting, doors, windows, foundations, downspouts, gutters, heating, air conditioning, signs and any and all other building systems, whether ordinary or extra ordinary, in good order, condition, and repair, normal wear and tear excepted.. If Lessee fails to maintain, replace, portions of the Premises requiring same promptly and/or properly, and if such failure is not cured within thirty (30) days after Lessees receipt of Lessors written notice, Lessor may at its option perform such maintenance, repairs, and/or replacements on behalf of Lessee and Lessee will upon demand, pay to Lessor, as rent, the cost plus ten percent (10%) thereof for Lessor’s administrative costs associated with same.

Lessor shall at all times at its own cost and expense keep the structural and roof portions of the Premises in good order, condition and repair. Lessee shall immediately give Lessor written notice of any defect or need for repairs, after which Lessor shall have a reasonable opportunity to repair the same or cure such defect.

Lessor's liability with respect to any defects, repairs or maintenance for which Lessor is responsible under any of the provisions of this Lease shall be limited to the cost of such repairs or maintenance or the curing of such defect, provided however, that if such repairs, replacements, or maintenance become necessary by reason of any act of negligence or construction by Lessee, its agents, contractors, or employees, then Lessee shall pay the total cost of such repairs, replacements or maintenance.

At all times all such maintenance, repairs, and/or replacements shall be performed in a good and workmanlike manner using new materials of high quality.

ALTERATIONS AND INSTALLATIONS ARTICLE X.

Lessee shall not make any alterations in or additions to the Premises without first procuring Lessor's Prior written consent, which consent shall not unreasonably be withheld. All alterations, additions and improvements, shall remain and be surrendered with the Premises at the termination of the Term of this Lease, whether by lapse of time or otherwise, all without credit to Lessee, unless such removal has been consented to or required at the time of Lessor's consent to the alteration.

Lessee shall make all of the alterations and installations at Lessee's sole cost and expense. All work and materials shall be furnished and conducted in a good and workmanlike manner. If a permit is required for any alteration and/or installation Lessee agrees to give Lessor copies of any all applications, inspection reports and approvals.

If Lessor shall not allow an alteration or improvement to remain after termination, Lessee shall remove the alterations, improvements and installations placed in the Premises by Lessee and repair any damage occasioned by such removals. All removals and repairs are to be performed in a good and workmanlike manner, no less than 10 days prior to the termination of this Lease, all at Lessee's sole cost and expense.

The foregoing shall not apply to any of Lessee's personal property, furniture, trade fixtures, machinery, equipment or production facilities, all of which shall at all times remain the property of Lessee and Lessee shall have the right to install and/or remove all of Lessee’s trade fixtures, machinery, equipment, and production facilities without Lessor’s written consent. For any installations and/or removals Lessee agrees that all work will be compliant with all applicable laws, ordinances, rules and regulations and that any adverse condition “Damage” will be repaired and the premises restored by Lessee at the termination of the Lease, at Lessee’s sole cost and expense.

UNTENANTABILITY ARTICLE XI.

In the event the Premises shall be destroyed, or so damaged by fire, explosion, windstorm or other casualty so as to be untenantable, Lessor may restore the Premises within a reasonable time after such destruction or damage, or may terminate the Lease and the term demised as of the date of the destruction or damage, in either case by giving Lessee notice within one hundred eighty (180) days after the date of the destruction or damage, and rent shall abate on a per diem basis during the period of restoration.

In the event the Premises shall be damaged as aforesaid but are not thereby rendered untenantable, Lessor shall restore the Premises with reasonable dispatch, and while such damage is being repaired, Lessee shall be entitled to an equitable abatement of rent as reasonably and equitably determined by Lessor. Lessor shall not be liable or responsible for any delays in rebuilding or repairing due to labor controversies, riots, acts of God, national emergency, acts of a public enemy, government laws or regulations, inability to procure materials or labor, or any other cause or causes beyond its control.

If Lessee is inconvenienced but its business is not interrupted, there shall be no abatement of rent.

EMINENT DOMAIN ARTICLE XII.

In case all of the Premises is taken by the exercise of the power of eminent domain, this Lease shall terminate as of the date possession is taken, and Lessor shall refund any rent paid in advance in the ratio of thirty days to the number of days between the date possession is so taken and the first day of the next calendar month.

If thirty five per cent (35%) or more of the Premises is so taken, further provided that the taking of the portion of said Premises does materially affect the operation and conduct of Lessee’s business, then this Lease shall terminate at the election of either party upon notice to the other within thirty (30) days after the payment, or the deposit with the appropriate public officer, of the compensation awarded to Lessor, and in that event the term shall terminate on the date possession of the part condemned is taken by the condemning authority and the rent shall be paid to that date. In the event of a partial taking, rent shall equitably abate as of the effective date the government takes possession and/or such possession by Lessee is lost.

If the Lease and term are not terminated, Lessor, at its expense and within thirty days after the payment or deposit of the compensation as aforesaid, shall commence to reconstruct the Premises not affected by the taking and with reasonable diligence proceed with such construction, and during the reconstruction and thereafter, the minimum rent shall be reduced in the proportion that the part taken bears to the Leased Premises.

In any event, the entire compensation awarded shall belong to Lessor without any deduction there from for any present or future estate or interest of Lessee, and Lessee hereby assigns to Lessor all of its right, title and interest in and to any and all such compensation together with any and all rights, estate and interest of Lessee now existing or hereafter arising in and to the same or any part thereof.

SIGNS ARTICLE XIII.

Lessee shall have the right at its sole cost to use sign "Standards" or structures presently existing on the Premises and to erect signs identifying Lessee's business. All such signs shall have Lessor’s prior written consent and be in conformance with all applicable laws, ordinances, rules and regulations applicable thereto. Lessee shall give Lessor copies of all applications, approvals and permits required for any signage. Lessee shall not use any advertising medium that shall be deemed objectionable to Lessor in its sole discretion.

Lessee shall remove all signage it has installed, repairing any damage caused by such removals returning the sign standards and the Premises to its original “blank” condition at its sole cost and expense at the end or termination of this Lease.

ASSIGNMENT OR SUBLETTING ARTICLE XIV.

Lessee shall not sublet, assign or permit the use or occupancy of the Premises or any part or parts thereof by anyone other than Lessee without the prior written consent of Lessor, which consent shall not unreasonably be withheld; provided, that Lessee shall be entitled to sublet or permit the use and occupancy of portions of the Premises by Associated Persons. For purposes of this Lease, the term “Associated Persons” shall mean and include (i) The Merrick Company LLC, (ii) Clever Container Company LLC, (iii) any subsidiary of Lessee and (iv) persons or entities with whom Lessee is engaged in a business relationship including without limitation as supplier, customer or co-venturer. No use by an Associated Person shall be outside the scope of permitted use under this lease and no use or occupancy by an Associated Person shall increase the risk to Lessor or increase Lessor’s insurance costs and no such Sublease or use by an Associated Person shall relieve the Lessee of its obligations under this Lease.

Should any Sublease, assignment, use or occupancy be consented to, all future subleases, assignments, uses or occupancies will still require Lessor's prior written consent. In the event of any subletting, assignment, use or occupancy Lessee shall remain liable for all the terms and conditions of this Lease.

Should Lessee attempt to sublease, assign or permit the use or occupancy, by anyone other than Lessee, except as provided herein, without Lessor's written consent, such sublease, assignment, use or occupancy shall be null and void and any options granted under this Lease shall be null and void.

REMEDIES ARTICLE XV.

Lessor may terminate Lessee's right of possession and repossess the Premises without terminating this Lease and/or terminate the estate and term demised by giving ten (10) days written notice to Lessee upon the happening of one or more of the following events which are not cured within said period:

a) the making by Lessee of an assignment for the benefit of its creditors;

b) the levying of a writ of execution or attachment on or against the property of Lessee;

c) the taking of any action for the voluntary dissolution of Lessee or of consolidation with or merger into another corporation;

d) the doing, or permitting to be done by Lessee of any act which creates a mechanic's lien or claim therefore against the Premises;

e) the failure of Lessee to pay an installment of rent when due;

f) if proceedings are instituted in a court of competent jurisdiction for the reorganization, liquidation or involuntary dissolution of Lessee, or for its adjudication as bankrupt or insolvent, or for the appointment of a receiver of the property of Lessee, and said proceedings are not dismissed, and any receiver, trustee or liquidator appointed therein discharged within thirty days after the institution of said proceedings;

g) the recording of any document by Lessee against Lessor’s title without, first receiving Lessor’s written consent;

h) the failure of Lessee to perform any other of its covenants under this Lease for thirty (30) days or more after notice of such default or failure shall have been given to Lessee specifying the default..

Lessee shall not do any act which shall in any way encumber the title of Lessor in and to the Premises, nor shall the interest or estate of Lessor in the Premises be in any way subject to any claim by way of lien or encumbrance, whether by operation of law or by virtue of any express or implied contract by Lessee. Any claim to, or lien upon, the Premises arising from any act or omission of Lessee shall accrue only against the leasehold estate of Lessee and shall be subject and subordinate to the paramount title and rights of Lessor in and to the premises. Any lien or encumbrance caused by Lessee or its agents to Lessor's title which is not removed within the notice period set forth above shall constitute a default hereunder.

Upon the termination of the estate or Lessee's right to possession, Lessor may re-enter the Premises with process of law using such force as may be necessary, and remove all persons and chattels therefrom and Lessor shall not be liable for damages or otherwise by reason of re-entry or termination of the term of the Lease. Notwithstanding such termination, the liability of Lessee for the rent provided for hereinabove shall not be extinguished for the balance of the term remaining after said termination, and Lessor shall be entitled to recover immediately as liquidated damages an amount equal to the minimum rent for the said balance of the term less the fair rental value of the Premises for the said balance of the term. Alternatively, upon and after entry into possession without termination of this Lease, Lessor may, shall utilize reasonable commercial efforts to, relet the Premises or any part thereof for the account of Lessee for such rent, for such time and upon such terms as Lessor, in Lessor's sole discretion, shall determine, and Lessee shall be responsible for any resulting deficiency along with all costs of reletting including but not limited to brokerage commissions, decorating and/or rehabilitation of the Premises. At Lessor's election, Lessor may sue the Lessee for rent due and owing Lessor by Lessee under this Lease, as many times as is necessary to recover all rents and sums due hereunder, if the Premises are not relet or if eventually relet, for any deficiency which results by virtue of the default by Lessee and Lessor reletting the Premises for rental which is less than that which Lessee was required to pay hereunder. Lessee waives any defense of Res Judicata concerning any successive suits which are brought by Lessor pursuant to this provision unless Lessor has specifically received a judgment for the identical amount for an identical period in a previous suit of Lessor. Lessor and Lessee acknowledge and agree that all rent, common area maintenance charges and taxes, fees, expenses, penalties and/or any other sum payable hereunder or pursuant to the terms of this Lease sometimes referred to as "rent" shall be deemed rent which is due and payable as required under this Lease.

In the event of any breach by Lessee of any of the provisions of this Lease, Lessor may immediately or at any time thereafter, without additional notice, cure such breach for the account of and at the expense of Lessee such expense to constitute additional rent. If Lessor at any time, by reason of such breach, is compelled to pay any sum of money or do any act which will require the payment of any sum of money, or incurs any expense, including but not limited to reasonable attorney fees, in instituting or prosecuting any action or proceeding to enforce Lessor's rights hereunder, the sum or sums so paid by Lessor, with interest thereon at the rate set forth below from the date of payment thereof, shall be deemed to be additional rent hereunder and shall be due from Lessee to Lessor on the first day of the month following the payment of such respective sums or expenses by Lessor.

If Lessee shall fail to pay to Lessor, when due, any installment of rent or other payment due hereunder, Lessee shall pay to Lessor interest on such rent or other payment at the rate of the greater of the prime rate ("prime rate" is defined as the monthly average of the daily rate published in the Wall Street Journal [eastern edition] or if none or said publication ceases to exist the monthly average of the daily interest rate announced by the Federal Reserve Bank with jurisdiction in New York, New York being the rate charged by the Federal Reserve to the banks and generally thought of as their cost of money) established and in force by the Federal Reserve plus three percent (3%) per annum or eighteen per cent (18%) per annum from the due date of such rent or payment until the date same is paid, whichever is greater, or, if for some reason the term and calculation of the term "prime rate" hereunder is deemed ambiguous, then eighteen per cent (18%) per annum shall be utilized.

Lessee will, at the expiration or termination of this Lease, yield up possession to Lessor, and failing so to do, at Lessor's option Lessee will pay as liquidated damages for each day possession is withheld, an amount equal to double the amount of the daily rent, computed on a thirty day month basis; provided, however, that Lessor's right to recover such liquidated damages shall not preclude Lessor from recovering any greater amount of damages sustained by it or as otherwise allowed by law.

No receipt of money by Lessor from Lessee after breach by Lessee or after the termination of this Lease or after the service of any notice or after the commencement of any suit, or after final judgment for possession of the Premises shall operate to waive any breach or to reinstate, continue or extend the term of this Lease or affect any such notice, demand or suit.

No waiver by one party of any default of the other party under this lease or any provision hereof shall be implied from any omission by a party to take any action on account of such default if such default persists or is repeated and no express waiver shall affect any default other than the default specified in the express waiver, and that only for the time and to the extent therein stated. One or more waivers of any condition of this Lease by either party shall not be construed as a waiver of a subsequent breach of the same covenant, term, or condition or as an amendment to this Lease’s terms, covenants and conditions.

Upon a breach hereof by Lessee which results in a judgment for possession and/or rent in a court of competent jurisdiction, and when, after the entrance of such judgment Lessee remains in possession or control of the Premises as a tenant at sufferance, then Lessee shall also be liable for all rent, damages, costs, and expense which Lessor incurs during such period after judgment and Lessor shall be entitled to file an additional lawsuit for recovery of same without Lessee offering a defense of Res Judicata and such recovery and/or law suit shall not operate as a renewal of this Lease or Lessee's right of possession.

All rights and remedies of Lessor herein enumerated shall be cumulative and none shall exclude any other right or remedy allowed by law and/or in equity, and said rights and remedies may be exercised and enforced concurrently and whenever and as often as occasion therefore arises.

SURRENDER ARTICLE XVI.

Upon the termination of this Lease, whether by forfeiture, lapse of time or otherwise, or upon termination of Lessee's right to possession of the Premises, Lessee will at once surrender and deliver up the Premises, together with all improvements thereon, to Lessor in a fully operational, clean, safe, good condition and repair, reasonable wear and tear excepted. All improvements shall include but not be limited to all landscaping, plumbing, lighting, electrical, and equipment and other articles or personal property used in the operation of the Premises. Lessee shall also surrender all keys and inform Lessor of any combinations on any locks, safes and vaults, if any, on the Premises.

Lessee shall remove all of Lessee's personal property, equipment and signs other than such personal property and equipment as are referred to above; provided,

a) that Lessee at its sole cost shall repair any injury or damage to the Premises which may result from such removals

b) If Lessee does not remove Lessee's furniture, machinery, signs, and all other items of personal property of every kind and description from the Premises prior to the end of the term, however ended, Lessor may, at its option, remove the same and consider same to be abandoned and dispose of such property. Lessee shall pay to Lessor on demand the cost of removal, repair of any damage resulting from the removal and for disposal. Lessor may treat such property as having been conveyed to Lessor with the Lease as a Bill of Sale, without further payment or credit by Lessor to Lessee.

If Lessee retains possession of the Premises or any part thereof after the termination of the term by lapse of time or otherwise that such holding over constitutes renewal of this Lease on a month to month basis at a monthly rate equal to 150% of the monthly rental then in effect for the last month of the lease term. Lessee shall also pay all damages, consequential as well as direct, sustained by Lessor by reason of such retention.

All other additions, hardware, non-trade fixtures and all improvements, temporary or permanent, in or upon the Premises placed there by Lessee shall become Lessor's property and shall remain upon the Premises upon such termination of this Lease by lapse of time or otherwise, without compensation or allowance or credit to Lessee.

If prior to said termination, or within fifteen days thereafter, Lessor so directs by written notice to Lessee, Lessee shall, at its sole cost, promptly remove the additions, improvements, fixtures, trade fixtures and installations which were placed in the Premises by Lessee, and repair any damage occasioned by such removals and should Lessee not remove all alteration as directed by Lessor, Lessee upon demand shall pay as rent all costs of removal and restoration of such alterations and additions together with and a management fee equal to 10% of such costs to Lessor.

INSURANCE ARTICLE XVII.

Prior to the Commencement Date of this Lease, Lessee shall procure from companies reasonably satisfactory to Lessor and maintain at Lessee’s own cost and expense, for the benefit of Lessee, its agents, employees and contractors, and Lessor, its beneficiaries, agents, employees, contractors and mortgagee, the following insurance:

a) public liability covering the Leased Premises and the use and operation thereof in broad form with limits of not less than $1,000,000.00 combined single limit per occurrence/aggregate for each person and $2,000,000.00 for each accident or bodily injury and $500,000.00 for property damage.

b) workman’s compensation in accordance with statutorily required limits.

c) fire and extended coverage insurance covering Lessee’s fixtures, personal property and contents of Lessee located in the Leased Premises in an amount equal to the 100% replacement cost of such property.

d) if directed by Lessor, fire and extended coverage insurance covering the building in the Leased Premises against loss from the risks normally covered by a policy with fire and extended coverage, loss or damage by boiler or internal explosion by boiler equal to one hundred percent (100%) of its replacement cost under Standard Fire and Extended Coverage Policy and all other risks of direct physical loss as insured against under Special Form (“all risk”) coverage. Such insurance shall be primary to and non-contributing to any insurance carried by Lessor. Endorsements for inflation and ordinance changes shall be included with such coverage. Loss by explosion will be covered. Loss of rents for up to one year will be provided to Lessor. Lessor may procure this coverage and have Lessee pay 100% of the cost thereof if Lessor does not request Lessee to procure this coverage. Where Lessor Permits Lessee to procure such coverage Lessor shall be a named insured.

If at any time during the term of this Lease, Lessee owns or rents more than one location, the policy shall contain an endorsement to the effect that the aggregate limit in the policy shall apply separately to each location owned or rented by Lessee. Lessee shall cause its liability insurance to include contractual liability coverage fully covering the indemnity hereinabove set forth. All of the aforesaid insurance shall be in responsible companies and written on an “occurrence” basis and not on a “claims made” basis.

Lessee at its sole cost and expense agrees to furnish certificates evidencing the insurance Lessee is required to procure and deliver them to Lessor without delay. Certificates for the renewal of such insurance shall be delivered by Lessee to Lessor at least thirty (30) days prior to their respective expiration dates.

Lessor, Lessor’s agent, and mortgagee (if the name of any such mortgagee is provided to Lessee) shall be named as an additional insured on the above mentioned policies called for in paragraph a and c of this article. Any insurance required hereunder shall not be subject to cancellation except after 30 days prior written notice to Lessor.

Lessee shall not do anything which will in any way impair the obligation of any policy of insurance covering the Leased Premises or any part thereof nor shall Lessee take any action either by omission or commission which directly or indirectly causes the insurance costs to materially increase, and should Lessee take such action it shall be solely responsible for any and all excess or extraordinary premium or cost resulting therefrom.

Lessee shall cause each insurance policy carried to be written in a manner so as to provide that the insurance company waives all right of recovery by way of subrogation in connection with any loss or damage covered by any such policies. Neither party shall be liable to the other for any loss or damage caused by fire or any of the risks enumerated in the standard extended coverage insurance to the extent same is covered by insurance which actually pays the entire claim in question.

Companies having an A.M. Bests’ or Standard and Poors rating of A+ or better will be utilized. A certificate of insurance evidencing coverage is in place without disclaimer that such certificate is not evidence of in force coverage shall be furnished to Lessor prior to the Commencement Date and thereafter a current certificate of insurance evidencing coverage is in place without disclaimer that such certificate is not evidence of in force coverage shall be deposited with Lessor.

Lessee shall maintain at Lessee’s own cost and expense, for the benefit of Lessee, its agents, employees and contractors, and Lessor, its beneficiaries, agents, employees contractors and mortgagee the insurance called for herein.

Any moneys paid out from the standard fire and extended coverage policy on the building shall first be utilized to repair or replace the damaged portion of the Leased Premises or paid to Lessor, unless Lessor otherwise elects in writing.

ENVIRONMENTAL MATTERS ARTICLE XVIII.

In the event Lessee shall conduct or authorize the generation, transportation, storage, treatment, or disposal at the Premises of any substance regulated under the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Superfund Amendments and Reauthorization Act of 1986, the Federal Water Pollution Control Act and all other federal, state, and local laws relating to emissions, discharges, releases, or threatened releases of industrial, toxic, or hazardous substances or wastes of other pollutants, contaminants, petroleum products or chemicals (collectively “Hazardous Substances”) into the environment (including, without limitation, ambient air, surface water, ground water, land surface, or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of Hazardous Substances (the “Environmental Laws”):

(a) Lessee shall, at its own cost, comply with all Environmental Laws.

(b) Lessee shall promptly provide Landlord with copies of all communications, permits, or agreements with any governmental authority or agency (federal, state, or local) or any private entity relating in any way to the presence, release, threat of release, placement on or in the Premises, or the generation, transportation, storage, treatment, or disposal at the Premises, of any Hazardous Substance.

(c) Lessor and Lessor's agents and employees shall have the right to enter the Premises and/or conduct appropriate tests for the purpose of ascertaining that Lessee complies with all Environmental Laws relating in any way to the presence of Hazardous Substances on the Premises.

(d) Upon written request by Lessor, Lessee shall provide Lessor with the results of appropriate tests of air, water, or soil to demonstrate that Lessee complies with all Environmental Laws relating in any way to the presence of Hazardous Substances on the Premises.

If, as a result of Lessee's action, or the actions of Lessee's agents, employees, guests, invitees, or independent contractors, the presence, release, threat of release, placement on or in the Premises, or the generation, transportation, storage, treatment, or disposal at the Premises of any Hazardous Substance: (i) gives rise to liability (including, but not limited to, a response action, remedial action, or removal action) under RCRA, CERCLA, the IEPA, or any common law theory based on nuisance or strict liability, (ii) causes a significant public health effect, or (iii) pollutes or threatens to pollute the environment, Lessee shall promptly take any and all remedial and removal action necessary to clean up the Premises and mitigate exposure to liability arising from the Hazardous Substance, whether or not required by law.

Lessee hereby represents that the intended operation of Lessee's business on the Premises is not currently subject to reporting under Section 312 of the Federal Emergency Planning and Community Right-To-Know Act of 1986, and federal regulations promulgated thereunder , and in event Lessee's business at any time becomes subject to the afore-described Act and regulations, Lessee shall fully comply therewith and shall promptly provide Lessor with copies of all reporting materials filed or submitted under such Act and regulations.

Lessee shall indemnify, defend, and hold Lessor harmless from all damages, costs, losses, expenses (including, but not limited to, reasonable attorney's fees and engineering fees) arising from or attributable to any breach by Lessee of any of the provisions of this Section. Lessee's obligations hereunder shall survive the termination of this Lease.

SUBORDINATION TO MORTGAGE ARTICLE XIX.

Lessee will, upon written demand by Lessor, execute such instruments as may be required to subordinate the rights and interest of Lessee under this Lease to the lien of any mortgage at any time placed on the Premises provided that such subordination shall not affect Lessee's right to the possession of the Premises so long as Lessee is not in default hereunder.

NOTICES ARTICLE XX.

Any notice under this Lease shall be deemed sufficiently given if sent by registered mail, or certified return receipt mail, to Lessee, and/or to Lessor at the address as shown on the reference page of this Lease, and either party may by like notice designate a different address to which notices shall be sent. Notices shall be deemed received three (3) days from the date when mailed. Notice may also be given by overnight messenger service effective upon delivery with proof of delivery being available.

Notices may also be given via electronic transmission including by e-mail and by facsimile transmission "fax". In the event of an e-mail or a fax transmission, notice shall be effective on the day of the e-mail or fax notification is received during normal business hours on a business day or if notice is sent at a time other than during normal business hours on a business day on the next business day immediately following the day of transmission. Copies of all electronic transmission including by e-mail and by fax transmissions shall also be forwarded on the same day by regular first class mail.

INSPECTION AND MARKETING ARTICLE XXI.

Lessor, or Lessor’s agent, may enter the Premises at any time for the purpose of making its repairs or repairs which Lessee may neglect or refuse to make in accordance with the covenants and agreements of this Lease without being deemed guilty of any eviction or disturbance of Lessee’s use or possession of the Premises, and without being liable in any manner to Lessee.

Lessor, or Lessor’s agent may at any time during normal business hours with a phone notice to Lessee, to the person and number shown on the reference page of this Lease, one hour prior thereto enter the Premises for the purpose of inspecting, marketing, and/or showing the Premises.

Lessor, or Lessor’s agent within twelve (12) months prior to the expiration of the lease term, may place the usual notice or sign of “For Sale” or “For Rent” on the Premises, such signs to remain thereon without molestation. Lessor, or Lessor’s agent may at any time during normal business hours with a phone notice to Lessee, to the person and number shown on the reference page of this Lease, one hour prior thereto enter the Premises for the purpose of inspecting, marketing, and/or showing the Premises to persons or representatives of entities wishing to Lease same.

OPTIONS ARTICLE XXII.

Lessor hereby grants to Lessee an option to renew this Lease for one additional term of three (3) years, beginning at the expiration of the original term of this Lease, on the same terms and conditions provided herein, except that the annual minimum rental will be changed as follows:

Lessee agrees for the period of 03/01/17 – 02/28/18 the guaranteed and “fixed minimum annual rental shall be four hundred fifty thousand Dollars and No cents ($450,000.00) payable in equal monthly installments of thirty- seven thousand five hundred dollars and no cents ($37,500.00). This option may be exercised once and no subsequent options shall be implied once exercised.

Lessee agrees for the period of 03/01/18 – 02/28/19 the guaranteed and “fixed minimum annual rental shall be to four hundred seven-five thousand Dollars and No cents ($475,000.00) payable in equal monthly installments of thirty- nine thousand five hundred eighty-three dollars and thirty-three cents ($39,583.33).

Lessee agrees for the period of 03/01/19 – 02/29/20 the guaranteed and “fixed minimum annual rental shall be five hundred thousand Dollars and No cents ($500,000.00) payable in equal monthly installments of forty-one thousand six hundred sixty-six dollars and sixty-six cents ($41,666.66).

This option may be exercised once and no subsequent options shall be implied once exercised.

If Lessee elects to exercise said option, it shall do so by giving Lessor notice in writing of such election at least twelve (12) Months prior to the expiration of the original term of this Lease, or this Lease as extended. Lessee agrees to give Lessor peaceful possession of said premises at the end of the term of this Lease or any renewal thereof in accordance with the terms of the Lease.

In the event of a sublease, and/or a failure to timely notify Lessor as called for herein and/or a breach of this agreement then this option(s) shall be deemed terminated and shall be null and void.

COVENANT TO HOLD HARMLESS ARTICLE XXIII.

Lessee indemnifies and agrees to save Lessor harmless against any and all claims, liability, damages, costs and expenses of whatever nature, including but not limited to reasonable attorney's and accountant's fees, and/or costs of other consultants or experts arising from the conduct of the business and/or operation by Lessee or from any default on the part of Lessee in the performance or failure to perform any agreement, obligation and/or covenant to be performed pursuant to the terms of this Lease, or from any act of negligence whether by omission or commission of Lessee, its agent, contractor, employee, sublessee, concessionaire, licensee or invitee in or about the Premises or arising from or by virtue of Lessee's possession, use and/or control over the Premises or the conduct of its business in or therefrom. In the event Lessee has insurance, Lessor shall first look to Lessee’s insurance and to the extent Lessor is able to recover entirely under Lessee’s insurance, Lessee shall have no personal liability. However, to the extent Lessee’s insurance is inadequate (for any reason including the insurance companies refusal to pay) to reimburse Lessor for Lessor’s damages, Lessee shall be liable for same.

Except to the extent directly caused by the negligence of Lessor and/or its agents and/or resulting from Lessor or its agents failure to perform an act required of Lessor under this Lease, if any action, claim or proceeding is brought against Lessor by reason of any such action, claim or proceeding, Lessee covenants to defend such action, claim or proceeding at Lessee's sole cost and expense. Lessor shall not be liable, and Lessee waives and releases all claims for damage to person or property sustained by Lessee, Lessee's employees, invitees and customers, resulting from the Premises, or any equipment or appurtenance, becoming out of repair, or resulting from any accident in or about said building or the Premises. Lessor shall have the right to choose and appoint legal counsel should same become necessary as a result of the provisions hereof.

Lessor indemnifies and agrees to hold Lessee harmless against any claims, liability, damages, costs and expenses of whatsoever nature, including but not limited to, reasonable attorneys fees and/or costs of other consultants or experts arising from the negligent conduct of Lessor in connection with the Premises. In the event of a claim against Lessor, Lessee shall first look to Lessor’s insurance and to the extent Lessee is able to recover entirely under Lessor’s insurance, Lessor shall have no personal liability. However, to the extent Lessor’s insurance is inadequate to reimburse Lessee for Lessee’s damages, Lessor shall be liable for same. Any liability of the Lessor shall be limited to Lessor's interest in the Premises.

LESSOR'S LIEN ARTICLE XXIV.

Lessor shall have a first lien upon the interest of Lessee under this Lease, to secure payment of all rent or monies due under this Lease, which lien may be foreclosed in equity at any time when rent or money are overdue under this Lease; and the Lessor shall be entitled to name a receiver of said leasehold interest, to be appointed in any such foreclosure proceeding, who shall take possession of said Premises and who may relet the same under the orders of the court appointing him.

SECURITY DEPOSIT ARTICLE XXV.

Lessee has deposited with Lessor fifty thousand dollars and no cents ($50,000.00) as security for the full and faithful performance of the terms, covenants and conditions of this Lease. In event default shall be made in the payment of rent or other sums required to be made by Lessee or default shall be made by Lessee in performance of any of the other covenants, agreements or conditions by it to be kept and performed hereunder, Lessor may, at its election without notice and without terminating this Lease, apply the funds so deposited in payment of rent or other sums due hereunder or in remedying any other default hereunder, Lessor may terminate this Lease by reason of any such default and retain the portion said funds which applies to damages Lessor sustained and if such funds are inadequate, Lessee shall be liable for the excess and if such funds are more than sufficient the amount in excess of Lessor’s actual damages shall be refunded to Lessee.

After Lessee surrenders the Premises, Lessor provided Lessee shall not be in default hereunder and shall have complied with all of the terms of this Lease, including the yielding up of the immediate possession of the Premises in a good and clean condition to Lessor, Lessor shall, upon being furnished with satisfactory evidence by Lessee that Lessee has paid all bills incurred by it in connection with its performance of the terms of this Lease, return to Lessee such portion of said deposit then remaining with Lessor hereunder, without interest. Lessor may withhold possession of the security deposit until all adjustments to rent have been finalized.

Should the Premises be conveyed by Lessor, the security deposit or any portion thereof, not previously applied, may be turned over to Lessor's grantee or new agent. The Lessee hereby releases the Lessor from any and all liability with respect to the security deposit. Lessor shall have no personal liability with respect to said sum and Lessee shall look exclusively to Agent or Lessor's successors for return of said sum on the expiration of this Lease; and that Agent or Lessor's successor shall not be obligated to hold said Security Deposit as a separate fund, but on the contrary may commingle the same with its other funds.

GENERAL ARTICLE XXVI.

Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third person to create a principal and agent relationship, a partnership, a joint venture, or any other association between Lessor and Lessee, it being expressly understood and agreed that neither the method of computation of rent nor any other provisions contained in this Lease nor any act of the parties hereto shall be deemed to create any relationship between Lessor and Lessee other than the relationship of Lessor and Lessee.

The consent or approval by Lessor to or of any act by Lessee requiring Lessor's consent or approval shall not be deemed to waive or render unnecessary Lessor's consent or approval to or of any subsequent similar act by Lessee.

The invalidity or unenforceability of any provision hereof shall not affect or impair any other provisions. The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where there is more than one Lessee and to either corporations, associations, partnerships, sole proprietorship or individuals, males or females, shall in all instances be assumed as though in each case fully expressed. The headings of the articles contained herein are for convenience only and do not define, limit or construe the contents of such articles.

MISCELLANEOUS ARTICLE XXVII.

a) This Lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

b) The Individuals executing the terms of this Lease certify that they have authority to enter into this Lease, that it is binding and enforceable upon the party upon whose behalf they have signed and that the terms of this agreement do not and will not violate any other agreement between either of the parties and any third party.

c) All covenants, promises, representations and agreements herein contained shall be binding upon, apply and inure to the benefit of Lessor and Lessee and their respective heirs, legal representatives, successors and assigns.

d) Time is of the essence of this Lease, and all provisions herein relating thereto shall be strictly construed.

e) The words "Lessor" and "Lessee" wherever used in this Lease shall be construed to mean Lessors or Lessees in all cases where there is more than one Lessor or Lessee, and to apply to individuals, male or female, or to firms or corporations, as the same may be described as Lessor or Lessee herein, and the necessary grammatical changes shall be assumed in each case as though fully expressed.

f) Whenever any sum due hereunder, including but not limited to rent for a period of less than either or both a lease year or calendar month, then all such sums shall be prorated on a per diem basis, and shall be payable in accordance with the terms of this Lease.

g) Neither party shall record this Lease or a memorandum hereof without the prior written consent of the other party and the party seeking the recording shall pay all charges and taxes incident thereto. Recording this Lease without the prior written consent of Lessor shall be a default of this lease.

h) Each of the parties represents and warrants to the other that it has not dealt with any broker or finder in connection with this Lease except as designated on the Reference Page, and agrees to defend, indemnify and hold, the other completely harmless and free from any and all loss, liability, costs, damages or expenses (including but not limited to attorneys' fees) incurred as a result of any breach of the foregoing warranty. Lessor agrees to pay the broker, if any, listed above in accordance with its listing agreement.

i) The submission of this document for examination and negotiation does not constitute an offer to Lease, or a reservation of, or option for, the Leased Premises and this document shall become effective and binding only upon execution and delivery hereof by Lessor and by Lessee. All negotiations, considerations, representations and understandings between Lessor and Lessee are incorporated herein.

j) This Lease shall be construed and enforced in accordance with the laws of the state where the Leased Premises are located.

k) Where more than one lessee is executing this Lease all Lessees shall be joint and severally liable.

L) To the best of Lessor’s actual knowledge In the last 12 months Lessor has not received notice, and has no knowledge of, any violation of applicable federal state or local laws or regulations, including without limitation zoning or environmental laws or regulations with respect to the Premises that have not been corrected and there are no pending or threatened claims, actions or proceedings with respect to the Premises.

IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

LESSEE:

CTI INDUSTRIES

By: __________________________________________	Dated: ______________, 200___

LESSOR:

Schultz Bros. Co.

By: __________________________________________	Dated: _______________, 200___

M. C. Schultz, President

STATE OF ____________________ )

                                              )SS:

COUNTY OF __________________ )

Before me, the undersigned, Notary Public in and for said county and state, this ______ day of , 20__, personally appeared ______________________________, and executed or acknowledged the execution of the above and aforementioned Lease for uses and purposes therein set forth.

WITNESS my hand and Official Seal.	My Commission Expires:________________________

Resident of The County of ________________________

Seal
_______________________________
Signature of Notary Public

STATE OF   ILLONIS____________ )

                                              )SS:

COUNTY OF __________________ )

Before me, the undersigned, Notary Public in and for said county and state, this ______ day of , 20__, personally appeared M. C. Schultz, President, and executed or acknowledged the execution of the above and aforementioned Lease for uses and purposes therein set forth.

WITNESS my hand and Official Seal.	My Commission Expires:________________________

Resident of The County of _________________________

Seal
_________________________________
Signature of Notary Public

Exhibit “A”

Site Plan

EXHIBIT “B”

Estoppel Certificate

Lessee and Lessor, hereby state, represent and certified the following:

1. The undersigned are the Lessee and Lessor under that certain Lease dated ____________ for the Premises commonly known as 800 North Church Street, Lake Zurich, Illinois;

2. Lessee has accepted delivery of the premises and has entered into occupancy thereof;

3. The Lease represents the entire agreement between the parties as to the leasing, is in full force and effect and has not been assigned, modified, supplemented or amended in any way; except as follows (if none, so state);

4. The primary term of the Lease commenced on ________________ and continues to _____________________, and contains a _____ (__) year renewal option(s);

5. The monthly base rental and other charges are current and have not been paid more than one month in advance;

6. Except as stated below, as of this date neither Lessee nor Lessor is in default under any of the terms, conditions, provisions or agreements of the Lease and neither Lessee nor Lessor has any offsets, claims, defenses against the other with respect to the Lease:______________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________________

The foregoing statements, representations, and certifications are delivered pursuant to Article IV of the Lease agreement, and may be relied upon by a prospective purchaser or mortgagee of the Leased Premises or their respective successors and assigns. The undersigned certifies that he or she has the authority to execute this Estoppel Certificate on behalf of Lessee and/or Lessor.

Lessee:	Lessor:
CTI Industries	Schultz Bros. Co.

By ____________________________________	By________________________________________
M. C. Schultz, President

EXHIBIT “C”

Lessor’s Work

The following is a list of items "Lessor's Work" that Lessor shall complete and/or provide at it's sole cost and expense. All of the heating, air conditioning, ventilating, plumbing and electrical systems and equipment in the Premises will be in good working order and condition as of the Occupancy Date

1) Paint (one color) in the office. Color to be chosen by Lessee from Lessors Building Standards.

2) Paint (white) the unpainted wall areas of the warehouse.

3) Carpet and install base board molding in the office. Color to be chosen by Lessee from Lessors Building Standards.

4) Clean the warehouse floor restoring it to a broom clean condition. Removing dust and debris from the demolition. Provide flat unfinished concrete surface including removal of any previous flooring and adhesive. Subject to Lessee's reasonable approval.

5) All restrooms, plumbing and fixtures are to be in good working order.

6) All existing 110 volt outlets to be made active and in working order.

7) Any unfinished electrical wiring to be made safe and brought to code.

8) Remove electrical conduit and wiring from previous phone/IT room; provide finished floor and walls in this room; wall with phone and data punch down blocks to be removed in this room.

END OF EXHIBIT

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